                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                 APRIL 18, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                               NASHUA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                       1-5492-1                02-0170100
- --------                       --------                ----------
(State of                      (Commission             (I.R.S. Employer
Incorporation)                 File Number)            Identification No.)




                               44 Franklin Street
                                  P.O. Box 2002
                        Nashua, New Hampshire 03061-2002
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (603) 880-2323
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 AMENDMENT NO. 1

The undersigned registrant hereby amends the following of its Current Report on Form 8-K dated April 18, 1996 as set forth in the pages attached hereto:


ITEM 7. PRO FORMA FINANCIAL INFORMATION

     1. Unaudited Pro Forma Balance Sheet of Nashua Corporation as of March 29, 1996.

     2. Unaudited Pro Forma Statements of Operations of Nashua Corporation for the year ended December 31, 1995 and for the three month period ended March 29, 1996.

     3.   Notes to Unaudited Pro Forma Financial Information.













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



                               NASHUA CORPORATION
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION



On April 17, 1996, the Company signed an agreement to sell its Tape Products Division. Additionally, on March 21, 1996, the Company announced that its wholly-owned subsidiary, Cerion Technologies Inc., had filed a registration statement with the Securities and Exchange Commission for a proposed initial public offering of 3,840,000 shares of common stock. Of the total, 1,615,000 shares are being offered by Cerion and 2,225,000 shares are being offered by Nashua as the selling stockholder. The Company's agreements with its lenders require that a portion of the proceeds to Nashua from these transactions be used to prepay the outstanding amounts under the lending agreements.

The Unaudited Pro Forma Statements of Operations for the three month period ended March 29, 1996 and the year ended December 31, 1995 include the historical results of Nashua. The historical results have been adjusted by giving effect to assumptions and adjustments as described in the accompanying Notes to Unaudited Pro Forma Financial Information, including adjustments to reflect the impact of the divestitures as though they had occurred at the beginning of each period presented.

The Unaudited Pro Forma Balance Sheet as of March 29, 1996 has been prepared based on the balance sheet of Nashua as of March 29, 1996. The historical amounts have been adjusted to give effect to the divestitures as though the transactions had occurred as of the balance sheet date presented, as further described in the accompanying Notes to Unaudited Pro Forma Financial Information. In addition, the investment in Cerion Technologies has been presented using the equity method of accounting.

The following unaudited pro forma financial information may not necessarily reflect the results of operations or the financial position of Nashua which would have actually resulted had the divestitures occurred as of the date and for the periods indicated, or of future earnings or the future financial position of the Company. The unaudited pro forma financial information should be read in conjunction with the accompanying Notes to Unaudited Pro Forma Financial Information and Nashua Corporation's Annual Report on Form 10-K as amended, and Nashua Corporation's Quarterly Report on Form 10-Q.

                               NASHUA CORPORATION

                                         UNAUDITED PRO FORMA BALANCE SHEET
                                               AS OF MARCH 29, 1996
                                                  (IN THOUSANDS)


                                               HISTORICAL                         PRO FORMA
                                               ----------       -------------------------------------------
                                                 Nashua         Adjustments        (Note 2)          Nashua
                                                 ------         -----------        --------          ------
ASSETS
  Current Assets
    Cash and cash equivalents                   $ 11,064          $  2,703          [A][B]          $ 13,767
    Accounts receivable                           30,990            (7,394)            [B]            23,596
    Inventories                                   15,937              (673)            [B]            15,264
    Other current assets                          31,370           (11,304)         [B][D]            20,066
    Net current assets of
      discontinued operations                      7,020            (7,020)            [C]                --
                                                --------          --------                          --------
                                                  96,381           (23,688)                           72,693

  Plant and equipment, net                        68,138            (6,686)            [B]            61,452
  Other assets                                    52,704            18,410             [E]            71,114
  Net non-current assets of
    discontinued operations                        5,227            (5,227)            [C]                --
                                                --------          --------                          --------

  Total Assets                                  $222,450          $(17,191)                         $205,259
                                                ========          ========                          ========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Current Liabilities
    Current maturities of long-term
      debt                                      $  8,375          $ (6,175)            [F]          $  2,200
    Accounts payable and accrued
      expenses                                    57,553            (4,295)            [B]            53,258
    Income taxes payable                           4,588             5,742          [B][G]            10,330
                                                --------          --------                          --------
                                                  70,516            (4,728)                           65,788

  Long-term debt                                  60,475           (43,265)            [F]            17,210
  Other long-term liabilities                     19,352                --                            19,352
                                                --------          --------                          --------
                                                  79,827           (43,265)                           36,562
  Shareholders' Equity
    Common stock and additional capital           18,681                --                            18,681
    Retained earnings                             59,529            30,802             [H]            90,331
    Cumulative translation adjustment             (5,352)               --                            (5,352)
    Treasury stock, at cost                         (751)               --                              (751)
                                                --------          --------                          --------
                                                  72,107            30,802                           102,909
                                                --------          --------                          --------

  Total Liabilities and Shareholders'
    Equity                                      $222,450          $(17,191)                         $205,259
                                                ========          ========                          ========

      See Accompanying Notes to Unaudited Pro Forma Financial Information.

                               NASHUA CORPORATION

                                    UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE YEAR ENDED DECEMBER 31, 1995
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL                          PRO FORMA
                                               ----------       -------------------------------------------
                                                 Nashua          Adjustments        (Note 2)         Nashua
                                                 ------          -----------        --------         ------

Net Sales                                       $452,196          $(27,530)            [I]          $424,666

Cost of products sold                            336,037           (19,023)            [I]           317,014
Selling, distribution and
  administrative expenses                        105,977            (1,501)            [I]           104,476
Research and development expenses                  9,238              (739)            [I]             8,499
Restructuring charges                             16,247                --                            16,247
Interest expense                                   5,532            (4,100)         [I][J]             1,432
Interest and other income                           (686)             (732)            [K]            (1,418)
Income from equity investment                         --            (1,220)            [L]            (1,220)
                                                --------          --------                          --------

Total costs and expenses                         472,345           (27,315)                          445,030
                                                --------          --------                          --------
Loss from continuing operations
  before income taxes                            (20,149)             (215)                          (20,364)
Income tax benefit                                (4,679)             (147)            [M]            (4,826)
                                                --------          --------                          --------

Loss from continuing operations                  (15,470)              (68)                          (15,538)
Income from discontinued
  operations, net of tax                             739              (739)            [N]                --
                                                --------          --------                          --------

Net loss                                        $(14,731)         $   (807)                         $(15,538)
                                                ========          ========                          ========

Earnings per common and common equivalent share:

   Loss from continuing operations              $  (2.43)         $   (.01)                         $  (2.44)
   Income from discontinued operations               .12              (.12)                               --
                                                --------          --------                          --------
Net loss                                        $  (2.31)         $   (.13)                         $  (2.44)
                                                ========          ========                          ========

Average outstanding common shares
  plus common equivalents                          6,374                                               6,374
                                                ========                                            ========




      See Accompanying Notes to Unaudited Pro Forma Financial Information.



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



                               NASHUA CORPORATION

                                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                     THREE MONTH PERIOD ENDED MARCH 29, 1996
                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL                        PRO FORMA
                                               ----------       -----------------------------------------
                                                 Nashua          Adjustments      (Note 2)        Nashua
                                                 ------          -----------      --------        ------
Net Sales                                       $101,497          $(11,774)          [I]          $89,723

Cost of products sold                             75,297            (7,098)          [I]           68,199
Selling, distribution and
  administrative expenses                         26,420            (1,012)          [I]           25,408
Research and development expenses                  2,344              (320)          [I]            2,024
Interest expense                                   1,539            (1,000)       [I][J]              539
Interest and other income                           (122)             (183)          [K]             (305)
Income from equity investment                         --              (749)          [L]             (749)
                                                --------          --------                        -------

Total costs and expenses                         105,478           (10,362)                        95,116
                                                --------          --------                        -------
Loss from continuing
  operations before income taxes                  (3,981)           (1,412)                        (5,393)

Income tax benefit                                (1,741)             (602)          [M]           (2,343)
                                                --------          --------                        -------

Loss from continuing
  operations                                      (2,240)             (810)                        (3,050)
Income from discontinued
  operations, net of tax                             206              (206)          [N]               --
                                                --------          --------                        -------

Net loss                                        $ (2,034)         $ (1,016)                       $(3,050)
                                                ========          ========                        =======

Earnings per common and common equivalent share:

   Loss from continuing
     operations                                 $   (.35)         $   (.13)                       $  (.48)
   Income from discontinued operations               .03              (.03)                            --
                                                --------          --------                        -------

Net loss                                        $   (.32)         $   (.16)                       $  (.48)
                                                ========          ========                        =======

Average outstanding common shares
  plus common equivalents                          6,374                                            6,374
                                                ========                                          =======



      See Accompanying Notes to Unaudited Pro Forma Financial Information.




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



                               NASHUA CORPORATION
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


1.   Basis of Presentation

     The unaudited pro forma financial information is presented to give effect to the disposition of the Tape Products Division, a discontinued operation, and the proposed sale of an estimated 55% of Cerion Technologies Inc. ("Cerion"), currently a wholly-owned subsidiary of Nashua Corporation ("the Company"). Under the terms of the Tape Products Division sales agreement it is expected that the Company will receive net proceeds before income taxes of approximately $26 million for the net assets of the business. As a result of the sale of Cerion common stock by the Company, it is estimated that the Company will receive $26.1 million based on an initial stock price of $13 per share less the costs of issuance.

     The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Company.

2.   Adjustments

     The following adjustments have been made in the preparation of the unaudited pro forma financial information:

          A. To record an increase in cash required to settle tax liabilities resulting from gains incurred on the dispositions.

          B. To deconsolidate the assets and liabilities of Cerion from the Company's historical balance sheet.

          C. To eliminate the Tape Products Division's net current assets and net non-current assets from the Company's historical balance sheet.

          D. To record the use of tax assets totaling $11.6 million as settlement of tax liabilities resulting from the gains incurred on the dispositions and the tax benefit of $390,000 relating to the prepayment penalty of debt.

          E. To record the investment in Cerion under the equity method of accounting of $8,410,000 and a $10 million note receivable to the Company from Cerion.

          F. To record the prepayment of debt as the result of cash proceeds from the dispositions.

          G. To record the tax liability relating to the Cerion transaction and the disposition of the Tape Products Division.

          H. To record the gain, net of taxes, on the sales of common stock by both the Company and Cerion, the disposition of the Tape Products Division, and the $1 million prepayment penalty on debt.

                               NASHUA CORPORATION
         NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION (CONTINUED)



          I. To deconsolidate the results of operations of Cerion, net of certain intercompany adjustments as follows:

                                                                                For the Three Month
                                                     For the Year Ended            Period Ended
                                                     December 31, 1995             March 29, 1996
                                                     -----------------             --------------

                  Intercompany sales and cost
                    of products sold                    $645,000                       $     --
                  Allocated selling, distribution,
                    and administrative expenses          227,000                        102,000
                  Allocated research and
                    development expenses                  70,000                         42,000


          J. To reduce interest expense due to the prepayment of debt from cash flows generated from the dispositions.

          K. To record interest earned on $10 million note receivable from Cerion.

          L.   To record income of Cerion under the equity method of accounting.

          M. To record the income tax benefit due to the deconsolidation of Cerion, less a reduction in the benefit due to the reduced interest expense and the recording of the income of Cerion under the equity method of accounting.

          N.   To eliminate the net income for the Tape Products Division.



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



                                   SIGNATURES



Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          NASHUA CORPORATION
                                             (Registrant)





Date:    May 15, 1996                     By /s/ Daniel M. Junius
         --------------                      -------------------
                                             Daniel M. Junius
                                             Vice President-Finance
                                             and Chief Financial Officer
                                             (principal financial and duly
                                             authorized officer)















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